SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): October 13, 2009

RECON TECHNOLOGY, LTD

(Exact name of registrant as specified in its charter)

Cayman Islands	001-34409	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1902, Building C, King Long International Mansion

No. 9 Fulin Road

Beijing, 100107

People’s Republic of China

(Address of principal executive offices)

Registrant’s telephone number, including area code: 025-52313015

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Dismissal of Independent Registered Public Accounting Firm

(i) On October 13, 2009, the Board of Directors of the Registrant voted to dismiss its independent registered public accounting firm Hansen Barnett & Maxwell, P.C. (“HBM”).

(ii) HBM’s audit reports on the financial statements of the Registrant for its two most recent fiscal years did not contain an adverse opinion or disclaimer of opinion; nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii) The decision to change the Registrant’s independent registered public accounting firm was recommended by the audit committee of the Registrant’s Board of Directors and was subsequently unanimously approved by the Registrant’s Board of Directors present at a Board meeting called for such purpose.

(iv) During the Registrant’s two most recent fiscal years and through the date of this Current Report on Form 8-K, the Registrant has had no disagreements with HBM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of HBM, would have caused HBM to make reference to the subject matter of such disagreements in its report on the Registrant’s financial statements for such periods.

(v) During the Registrant’s two most recent fiscal years and through the date of this Current Report on Form 8-K, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K. The Company was not required to perform and the Company has not performed a management’s assessment of its internal controls over financial reporting as of any date through the date of this filing. In addition, The Company was not required to file with its annual report on Form 10-K for the fiscal year ended June 30, 2009, and has not obtained an attestation report from HBM on its internal controls over financial reporting as of any date through the date of this filing.

(vi) The Registrant provided HBM with a copy of this Current Report on Form 8-K prior to its filing with the SEC and requested that HBM furnish a letter addressed to the SEC stating whether it agrees with the statements made herein. Attached as Exhibit 16.1 hereto is a copy of HBM’s letter to the SEC dated October 19, 2009.

New Independent Registered Public Accounting Firm

(i) On October 15, 2009, the Registrant engaged Bernstein & Pinchuk LLP, an independent member of the BDO Seidman Alliance (“B&P”), as its independent registered public accounting firm to audit the Registrant’s financial statements. The decision to engage B&P was recommended by the audit committee of the Registrant’s Board of Directors and was subsequently unanimously approved by the Registrant’s Board of Directors present at a Board meeting called for such purpose.

(ii) During the Registrant’s two most recent fiscal years and through the date of the engagement of B&P, the Registrant did not consult with B&P regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

(iii) Prior to the engagement of B&P, B&P did not provide the Registrant with any written or oral advice that B&P concluded was an important factor considered by the Registrant in reaching any decision as to any accounting, auditing or financial reporting issue.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired.

Not Applicable.

(b) Pro forma financial information.

Not Applicable.

(c) Shell company transactions.

Not Applicable.

(d) Exhibits.

16.1	Letter from Hansen Barnett & Maxwell, P.C. to the Securities and Exchange Commission dated October 19, 2009.

99.1	Press Release dated October 19, 2009 titled “Recon Technology, Ltd Announces Engagement of Bernstein & Pinchuk LLP as Auditor.”

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RECON TECHNOLOGY, LTD

	By:	/S/ YIN SHENPING
Yin Shenping
Chief Executive Officer

Dated: October 19, 2009

EXHIBIT INDEX

Number	Description of Exhibit

16.1	Letter from Hansen Barnett & Maxwell, P.C. to the Securities and Exchange Commission dated October 19, 2009.

99.1	Press Release dated October 19, 2009 titled “Recon Technology, Ltd Announces Engagement of Bernstein & Pinchuk LLP as Auditor.”

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